SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2004
                               (February 12, 2004)

                         AMERICAN RETIREMENT CORPORATION
             (Exact name of registrant as specified in its charter)




     Tennessee                  01-13031                 62-1674303
(State of Incorporation)    (Commission File No.)      (IRS Employer
                                                      Identification No.)



                       111 Westwood Place, Suite 200
                            Brentwood, Tennessee                 37027
                  (Address of Principal Executive Office)      (Zip code)


       Registrant's telephone number, including area code: (615) 221-2250

 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is furnished pursuant to Item 12:

         99.1     Press Release dated February 12, 2004.


Item 12.  Results of Operations and Financial Condition.

     On February 12, 2004, American Retirement Corporation issued a press release announcing the redemption call of $4.5 million of its 10% Series B Convertible Senior Subordinated Notes Due 2008 and is furnished herewith as
Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN RETIREMENT CORPORATION

Date:  February 12, 2004             By:      /s/ Bryan D. Richardson
                                              __________________________________
                                     Name:    Bryan D. Richardson
                                     Title:   Executive Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX


                  No.                 Exhibit
                  ___                 _______

                  99.1                Press Release dated February 12, 2004